                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Partners LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          4/4/2023

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                        Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           4/4/2023

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                        Berkshire Fund VIII, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           4/4/2023

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Investors III LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          4/4/2023

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/ Sharlyn C. Heslam
--------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
--------
Date

                            Joint Filer Information

Name of Joint Filer:                        Berkshire Investors IV LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           4/4/2023

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/ Sharlyn C. Heslam
------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Eighth Berkshire Associates LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                         4/4/2023

Designated Filer:                         Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Heslam
----------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                      Berkshire Partners Holdings LLC

Address of Joint Filer:                   200 Clarendon Street
                                          35th Floor
                                          Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol: Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                         4/4/2023

Designated Filer:                         Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/ Sharlyn C. Heslam
-----------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date

                            Joint Filer Information

Name of Joint Filer:                        BPSP, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           4/4/2023

Designated Filer:                           Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
---------------------------------
Name:   Sharlyn C. Heslam
Title:  Managing Director

4/6/2023
---------
Date